UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 23, 2005

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1696 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in the Registrant’s Certifying Accountants

On May 23, 2005, Equity One, Inc. (the “Company”) notified Deloitte & Touche LLP (“DT”), the Company’s independent registered public accounting firm for the two most recent fiscal years, that it had elected to change accounting firms and, therefore, was dismissing DT.

The decision to change auditors was approved by the Audit Committee of the Board of Directors of the Company. The Audit Committee is in the process of finalizing its engagement of a new independent registered public accounting firm.

Neither of DT’s audit reports on the Company’s consolidated financial statements for the past two fiscal years ended December 31, 2004 and 2003 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with DT, whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to DT’s satisfaction, would have caused DT to make reference to the subject matter of the disagreement in connection with its report for either of the Company’s two most recent fiscal years and subsequent interim period through May 23, 2005.

During the two most recent fiscal years and subsequent interim period through May 23, 2005, there were no “reportable events” with respect to the Company as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of foregoing disclosures to DT prior to the date of the filing of this report and requested that DT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)     Exhibits

16.1	Letter of Deloitte & Touch LLP to the Securities and Exchange Commission, dated May 23, 2005, regarding change in certifying accountants of Equity One, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

            EQUITY ONE, INC.

Date:  May 25, 2005                                         By:__/s/ Howard M. Sipzner___________
    Howard M. Sipzner
    Executive Vice President and Chief Financial Officer

Exhibit

16.1	Letter of Deloitte & Touch LLP to the Securities and Exchange Commission, dated May 23, 2005, regarding change in certifying accountants of Equity One, Inc.